Exhibit 99.1

PGi Reports Second Quarter 2011 Results:
Revenues $119.0M, Non-GAAP Diluted EPS from Continuing Operations $0.15*

Company Raises 2011 Financial Outlook, Establishes New Open Market Stock Repurchase Program for Nearly 10% of Total Shares Outstanding

ATLANTA--(BUSINESS WIRE)--July 21, 2011--Premiere Global Services, Inc. (NYSE: PGI), a global leader in virtual meetings, today announced results for the second quarter ended June 30, 2011.

In the second quarter of 2011, net revenues increased 7.3% to $119.0 million, compared to $110.9 million in the second quarter of 2010. Diluted EPS from continuing operations was $0.10 and non-GAAP diluted EPS from continuing operations was $0.15* in the second quarter of 2011, compared to diluted EPS from continuing operations of $0.07 and non-GAAP diluted EPS from continuing operations of $0.15* in the second quarter of 2010. Results for 2010 are reclassified to reflect the PGiSend business as discontinued operations, as it was sold in October 2010.

“We are pleased with the overall performance of our global business and the continuing momentum in our new products, iMeet® and GlobalMeet®,” said Boland T. Jones, PGi founder, chairman and CEO, who is leading the company’s next-generation product innovation. “Our sales pipelines continue to grow, and our outlook for the rest of the year remains strong.”

Six Month Results

In the first six months of 2011, net revenues increased 5.6% to $235.9 million, compared to $223.4 million in the first six months of 2010. Diluted EPS from continuing operations was $0.15 and non-GAAP diluted EPS from continuing operations was $0.26* in the first six months of 2011, compared to diluted EPS from continuing operations of $0.15 and non-GAAP diluted EPS from continuing operations of $0.29* in the first six months of 2010.

Other News

PGi also announced that its Board of Directors approved the repurchase of up to 5.0 million shares of the company's common stock, or approximately 10% of total shares currently outstanding, under a new stock repurchase program. PGi repurchased 1.0 million shares of common stock during the second quarter under its previous Board-authorized repurchase program. Aggregate stock repurchases under the previous program totaled 6,720,200 shares.

Share repurchases will be made in the open market at prevailing market prices or in privately negotiated transactions in accordance with all applicable securities laws and regulations. Such repurchases may occur from time to time and may be discontinued at any time.

Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on the strength of its second quarter results and current business trends, PGi increased its financial outlook for 2011. Based on current trends and foreign currency exchange rates, PGi now anticipates net revenues from continuing operations in 2011 will be in the range of $460-$470 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.60-$0.62*, including marketing and advertising costs associated with the launch of our new virtual meetings solutions.

PGi will host a conference call today at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 239-5348 (U.S. and Canada) or (913) 312-1513 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. │ PGi

PGi is a global leader in virtual meetings. For 20 years, we have innovated technologies that help people meet and collaborate in more enjoyable and productive ways. Every month, we bring together over 15 million people in nearly 4 million virtual meetings. Headquartered in Atlanta, PGi has a presence in 24 countries worldwide. For more information, visit us at http://www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.’s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of new services, including our iMeet® and GlobalMeet® services; our ability to attract new customers and to retain and further penetrate our existing customer base; risks associated with challenging global economic conditions; costs or difficulties related to the integration of any new technologies; service interruptions and network downtime; price increases from our telecommunications service providers; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security of transactions; our level of indebtedness; future write-downs of goodwill or other intangible assets; assessment of income, state sales and other taxes; restructuring and cost reduction initiatives and the market reaction thereto; risks associated with acquisitions and market expansion; the impact of the recent sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers; risks associated with international operations, including political instability and fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2010. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)

Net revenues	$118,990	$110,937	$235,915	$223,432
Operating expenses
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	49,315	45,356	96,657	89,431
Selling and marketing	34,247	28,791	70,359	61,759
General and administrative (exclusive of expenses
shown separately below)	14,217	14,550	27,998	29,000
Research and development	2,627	3,358	5,803	6,935
Excise and sales tax expense	-	439	21	439
Depreciation	7,710	6,209	15,435	12,541
Amortization	1,739	1,874	3,449	4,112
Restructuring costs	-	1,851	-	2,083
Asset impairments	35	91	54	129
Net legal settlements and related expenses	12	41	12	380
Acquisition-related costs	60	142	60	316
Total operating expenses	109,962	102,702	219,848	207,125

Operating income	9,028	8,235	16,067	16,307

Other (expense) income
Interest expense	(2,108)	(3,905)	(4,189)	(6,322)
Unrealized gain on change in fair value of interest rate swaps	-	490	-	974
Interest income	11	36	26	71
Other, net	(167)	74	(378)	84
Total other expense	(2,264)	(3,305)	(4,541)	(5,193)

Income from continuing operations before income taxes	6,764	4,930	11,526	11,114
Income tax expense	1,911	1,040	3,741	2,345
Net income from continuing operations	4,853	3,890	7,785	8,769

Income on discontinued operations, net of taxes	36	510	5	3,203

Net income	$4,889	$4,400	$7,790	$11,972

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	50,173	58,367	50,465	58,294

Basic net income per share
Continuing operations	$0.10	$0.07	$0.15	$0.15
Discontinued operations	0.00	0.01	0.00	0.05
Net income per share	$0.10	$0.08	$0.15	$0.21

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	50,508	58,774	50,788	58,655

Diluted net income per share
Continuing operations	$0.10	$0.07	$0.15	$0.15
Discontinued operations	0.00	0.01	0.00	0.05
Net income per share	$0.10	$0.07	$0.15	$0.20

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30,	December 31,
	2011	2010
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$24,018	$15,101
Accounts receivable (less allowances of $995 and $930, respectively)	72,604	64,243
Prepaid expenses and other current assets	20,121	19,941
Income taxes receivable	2,604	2,870
Deferred income taxes, net	2,703	5,337
Assets of a disposal group held for sale	3,719	4,319
Total current assets	125,769	111,811

PROPERTY AND EQUIPMENT, NET	107,212	107,238

OTHER ASSETS
Goodwill	299,269	296,681
Intangibles, net of amortization	13,806	16,967
Deferred income taxes, net	1,846	1,442
Other assets	8,119	7,518
TOTAL ASSETS	$556,021	$541,657

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$42,129	$42,282
Income taxes payable	1,266	768
Accrued taxes, other than income taxes	5,674	4,671
Accrued expenses	28,195	27,585
Current maturities of long-term debt and capital lease obligations	3,815	3,577
Accrued restructuring costs	3,132	7,273
Liabilities of a disposal group held for sale	2,624	3,143
Total current liabilities	86,835	89,299

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	195,645	180,167
Accrued restructuring costs	1,918	2,321
Accrued expenses	17,891	18,032
Deferred income taxes, net	8,152	9,823
Total long-term liabilities	223,606	210,343

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
51,231,485 and 52,253,125 shares issued and outstanding, respectively	512	523
Additional paid-in capital	482,908	491,833
Accumulated other comprehensive gain	18,390	13,679
Accumulated deficit	(256,230)	(264,020)
Total shareholders' equity	245,580	242,015
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$556,021	$541,657

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended
	June 30,
	2011	2010
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$7,790	$11,972
Income from discontinued operations, net of taxes	(5)	(3,203)
Net income from continuing operations	7,785	8,769
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	15,435	12,541
Amortization	3,449	4,112
Amortization of debt issuance costs	468	391
Write-off of unamortized debt issuance costs	-	161
Net legal settlements and related expenses	12	380
Payments for legal settlements and related expenses	(12)	(178)
Deferred income taxes, net of effect of acquisitions	655	(851)
Restructuring costs	-	2,083
Payments for restructuring costs	(4,540)	(3,463)
Asset impairments	54	129
Equity-based compensation	3,587	4,820
Unrealized gain on change in fair value of interest rate swaps	-	(974)
Provision for doubtful accounts	378	403
Changes in working capital	(7,119)	(8,191)
Net cash provided by operating activities from continuing operations	20,152	20,132
Net cash provided by operating activities from discontinued operations	27	12,511
Net cash provided by operating activities	20,179	32,643

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(15,306)	(15,024)
Business dispositions	1,951	-
Business acquisitions, net of cash acquired	(1,094)	(392)
Net cash used in investing activities from continuing operations	(14,449)	(15,416)
Net cash used in investing activities from discontinued operations	-	(4,136)
Net cash used investing activities	(14,449)	(19,552)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(30,790)	(73,686)
Proceeds from borrowing arrangements	44,971	65,844
Payments of debt issuance costs	-	(1,038)
Purchase of treasury stock, at cost	(11,992)	(999)
Net cash provided by (used in) financing activities from continuing operations	2,189	(9,879)
Net cash used in financing activities from discontinued operations	-	(54)
Net cash provided by (used in) financing activities	2,189	(9,933)

Effect of exchange rate changes on cash and equivalents	998	(2,250)

NET INCREASE IN CASH AND EQUIVALENTS	8,917	908
CASH AND EQUIVALENTS, beginning of period	15,101	41,402
CASH AND EQUIVALENTS, end of period	$24,018	$42,310

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$9,028	$8,235	$16,067	$16,307
Restructuring costs	-	1,851	-	2,083
Excise and sales tax expense	-	439	21	439
Asset impairments	35	91	54	129
Net legal settlements and related expenses	12	41	12	380
Equity-based compensation	1,795	2,217	3,587	4,820
Acquisition-related costs	60	142	60	316
Amortization	1,739	1,874	3,449	4,112
Non-GAAP operating income	$12,669	$14,890	$23,250	$28,586

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$4,853	$3,890	$7,785	$8,769
Elimination of non-recurring tax adjustments	-	(340)	485	(767)
Unrealized gain on change in fair value of interest rate swaps	-	(353)	-	(701)
Restructuring costs	-	1,333	-	1,500
Excise and sales tax expense	-	316	15	316
Excise and sales tax interest	-	468	-	468
Asset impairments	25	66	39	93
Net legal settlements and related expenses	9	30	9	274
Equity-based compensation	1,288	1,596	2,574	3,470
Acquisition-related costs	43	102	43	227
Amortization	1,248	1,349	2,475	2,960
Debt refinance costs	-	282	-	282
Non-GAAP net income from continuing operations	$7,466	$8,739	$13,425	$16,891

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$0.10	$0.07	$0.15	$0.15
Elimination of non-recurring tax adjustments	-	(0.01)	0.01	(0.01)
Unrealized gain on change in fair value of interest rate swaps	-	(0.01)	-	(0.01)
Restructuring costs	-	0.02	-	0.03
Excise and sales tax expense	-	0.01	-	0.01
Excise and sales tax interest	-	0.01	-	0.01
Asset impairments	-	-	-	-
Net legal settlements and related expenses	-	-	-	-
Equity-based compensation	0.03	0.03	0.05	0.06
Acquisition-related costs	-	-	-	-
Amortization	0.02	0.02	0.05	0.05
Debt refinance costs	-	-	-	-
Non-GAAP diluted EPS from continuing operations	$0.15	$0.15	$0.26	$0.29

(1)		Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments, unrealized gain on change in fair value of interest rate swaps, restructuring costs, excise and sales tax expense and interest, asset impairments, net legal settlements and related expenses, acquisition-related costs and debt refinance costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)		Column totals do not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

		Q2 - 11 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q2 - 11 (Actual)
		(Unaudited, in thousands, except per share data)

	Net Revenues	$115,057	$3,933	$118,990
	North America Net Revenue	$78,379	$223	$78,602
	Europe Net Revenue	$23,283	$2,049	$25,332
	Asia Pacific Net Revenue	$13,395	$1,661	$15,056
	Non-GAAP Operating Income	$11,961	$708	$12,669
	Non-GAAP Net Income from Continuing Operations	$7,227	$239	$7,466
	Non-GAAP Diluted EPS from Continuing Operations	$0.15	$-	$0.15

(3)

Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q2 - 10) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

		Q1 - 11 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q2 - 11 (Actual)
		(Unaudited, in thousands)

	Net Revenues	$117,802	$1,188	$118,990

(4)

Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q1 - 11) average exchange rates.

Organic Growth (5)

		June 30, 2010	Impact of fluctuations in foreign currency exchange rates	Organic net revenue growth	June 30, 2011	Organic net revenue growth rate
		(Unaudited, in thousands, except percentages)

	Net Revenues, Three Months Ended	$110,937	$3,933	$4,120	$118,990	3.7%

	Net Revenues, Six Months Ended	$223,432	$5,414	$7,069	$235,915	3.2%

(5)

Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

CONTACT:
Premiere Global Services, Inc.
Investor Calls
Sean O’Brien, 404-262-8462
Executive Vice President
Strategy & Communications